SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 23, 1998


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


             0-19285                           88-0228636
        (Commission File Number)      (IRS Employer Identification No.)


15880 North Greenway-Hayden Loop, Suite 100
           Scottsdale, Arizona                                 85260
     (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (602) 423-2946


                                 Not Applicable
          (Former name or former address, if changed since last report)


        The accompanying notes are an integral part of these statements.





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Item 5.           Other Events





On April 23, 1998, Allied Waste Industries, Inc. announced that it signed a definitive merger agreement with the Rabanco Companies ("Rabanco"), a Seattle-based company which provides solid waste collection, recycling, transportation and disposal services in the Pacific Northwest. The transaction will be accounted for using the pooling of interests method of business combinations.

Rabanco generates approximately $175 million in revenue, making it the fourth largest private solid waste company in the United States. Rabanco operates approximately 160 collection routes, 3 transfer stations, an extensive intermodal rail transportation system and a major regional landfill.

The completion of this transaction is expected to occur on or before May 31, 1998, and is subject to normal government and regulatory approvals.

     Certain matters discussed in this report on Form 8-K are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the company "believes", "anticipates", "expects" or words of similar import. Similarly, statements that describe the company's future plans, objectives or goals are also forward looking statements. Such forward- looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated, including, without limitation, the ability of Allied to continue its vertical integration business strategy in a successful manner, the ability of Allied to successfully pursue an aggressive market development program, including growth opportunities in the northwest, the ability of Allied to successfully integrate the acquired operations, and whether and when the transaction will be accretive to Allied's earnings. A description of such forward-looking statements can be found in the company's periodic reports filed with the Securities and Exchange Commission. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward- looking statements made herein are only made as of the date of this report and the company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange act of 1934, the Registrant, Allied Waste Industries, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALLIED WASTE INDUSTRIES, INC.


                                   /s/ James S. Eng
                                  ---------------------------------------
                                       James S. Eng
                                       Corporate Controller

DATE: May 18, 1998



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